Exhibit 99.1
Enercom’s 2009 Oil & Gas Conference August 11, 2009

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Endeavour at a Glance Endeavour Acreage Endeavour Production Endeavour Developments 3 major development projects in the UK moving forward with clear path to significant production growth in 2010/11 Growing portfolios in UK and US Sale of Norwegian subsidiary for $150 million Disciplined and successful E&A process - track record 13 of 15 successes Six month financial results at June 30, 2009 Ending cash balance $104 million Discretionary cash flow $42 million Debt paydown of $65 million 2008 reserve replacement 175% Valuable hedge position Strong balance sheet and cash position (sustainable, self-funded business model)

Our Strategy - Balanced and Sustainable Growth Production Portfolio of high-quality producing assets Upside performance potential Development Active advancement of multiple projects to assure near-term growth Strive to operate or have influence in driving performance Exploration Disciplined approach to evaluation and risk management Run exploration as a business M&A Active and opportunistic participation in value added transactions (e.g.- sale of Norwegian subsidiary) Finance Self-funding enhanced by hedged oil and gas production Strong cash position Quiet capital structure

Valuation Creation


Probable
Proved
Estimated Probable
Estimated Proved
Reserves (MMBOE)
50
40
30
20
10
0
6.3
2.2
29.6
9.9
29.8
8.7
32.2
Norway
9.0
Norway
40.0
22.0
46.0
36.8
2005
2006
2007
2008
2009(E)
2010(E)

Source: 2006-2008 Netherland, Sewell & Associates, Inc. and Gaffney, Cline & Associates

2008 2P reserve replacement = 175%

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6 Potential Production Growth BaseUSR-Blocks Cygnus Phase IColumbus Cygnus Phase II2009 Risked Exploration 05,0001 0,000 15,000 20,000 25,000 Jan-08Existing opportunities have potential to deliver strong production Sale of Norwegian Subsidiary 2008 2012

Endeavour Assets - UK North Sea Columbus Development Bittern Goldeneye Rubie Renee Ivanhoe Rochelle Development Alba Enoch Cygnus Development

Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Rochelle (operator) 55.6% 30+ MMBOE Recent appraisal success Q4 2008/Q1 2009, develop fast-track commercialisation scenarios. DST flowed at 41 MMCFPD & 2,300 BCPD. 2010 Cygnus 12.5% 0.5 - 1.0 TCF FDP filed. Phased development. FB I, FB IIb and FB III appraised at 500 BCF. FB IIa, IV and V yet to be drilled and appraised. 2011 Columbus 25.0% 159 BCF FDP filed. Secure host platform & commercial agreements. On block reserves of approximately 100 BCF. 2011

Rochelle Development – UK Block 15/27


SCOTT
IVRRH
15/27
RUBIE
RENEE
GOLDENEYE
ROCHELLE
BRODGAR


Appraisal
Discovery
NNW
SSE
km


R-Blocks
Focus
Area

ROCHELLE APPRAISAL

Operator:	Endeavour 55.615%
Partner:	Nexen 44.385%
FDP Filing:	End 2009
Online:	4Q2010

Rochelle successfully appraised discovered hydrocarbons up-dip from the Rochelle oil and gas discovery. The discovery was made in a three-way Lower Cretaceous sandstone stratigraphic wedge trap within the R Block focus area. Gas and oil were logged, sampled and pressure tested. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 87 feet hydrocarbon column. The development is being fast-tracked to achieve production in 2010. A preferred export option has been identified.

9

Rochelle Development EUK Block 15/27 Action Item Date Submit FDP Dec 2009 Project Sanction Q1 2010 Development Drilling (2 wells) Q3 2010 - Q2 2011 Installation Q3 2010 - Q4 2010 Start UpQ4 2010 Projected CAPEX spend net END: $159MM Key Projected CAPEX spend net END: $159MM Key Milestones 15/27-11 15/27-9 Top Structure Map AREA APPRAISED EVALUATION ONGOING Scott Tweedsmuir Britannia Brodgar

Cygnus Appraisal & Development– UK Block 44/12a

Endeavour



Top Reservoir
Eastern Area
Western Area
44/12a-4
FB3
FB2a
FB4
FB2b
44/12a-3
44/12-2
FB1
44/12-1
FB5
1km²
Contour interval = 10m



SW
NE
V
I
IIb
III
2 km



Cygnus
Focus
Area

CYGNUS FAULT BLOCKS IIb and III APPRAISAL & PHASE ONE DEVELOPMENT

Operator:	Gaz de France 38.75%
Partners:	Endeavour 12.5%
	Venture 48.75%
FDP Filed:	Initial FDP filed in December 2008, Updated FDP filed in March 2009
Online:	3Q 2011 (Phase One Development)

The Cygnus Fault Block IIb appraisal well successfully found natural gas in the Ketch sandstones of the Carboniferous. The well encountered Leman reservoir seen in Fault Block I, with a similar gas/water contact and flowed at a rate of 32.4 MMCFPD. The Cygnus Fault Block III appraisal well was drilled and flow tested at a rate of 32 MMCFPD from the targeted Rotliegendes Leman reservoir. Both well tests exceeded pre-drill expectation. To date, approximately 500 BCF gross have been discovered and appraised with additional reserves yet to be confirmed in Fault Blocks IIa, IV and V. Upside reserves could be 1.0+ TCF. FDP was submitted to DECC in March 2009. We have identified five potential export options for this development. Appraisal drilling on Fault Blocks IV and V have been brought forward to 1H 2010.

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Milestones Action Item Date Phase 1 Project Sanction Dec 2009 Phase 1 Development Wells July 2009 - Dec 2009 Phase 1 First GasAug 2011 Western Area Appraisal Drilling Jan 2009 - July 2009 Phase 2 Sanction Oct 2011 Phase 2 First Gas Mar 2013 Western Area Sanction Oct 2012 Western Area First Gas Oct 2012 Projected Phase 1 CAPEX spend net Endeavour: $33.4MM Projected Block 4 5 Well costs net Endeavour: $8.42MM Cygnus Proposed Transport through McAdam Key Milestones Cygnus Field Area Projected Phase 1 CAPEX spend net Endeavour: $33.4MM Projected Block 4&5 Well costs net Endeavour: $8.42MM

Columbus Development



Core
North
East Upside
South Upside
23/16f-12
23/16f-12z
23/16f-11



16g
Mortimer
Livingstone
Mungo
23/16f
Columbus
12
2
12Z
Magellan
11
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks



Columbus Focus Area

COLUMBUS DEVELOPMENT

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP Filed:	October 2008
Online:	3Q2011
Estimated Capex:	$48 million

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank. The prospect was identified using seismic far offset amplitudes that imaged a flat spot at the base of the gas sand and the top of the gas sand. The on-block reserves are approximately 100 BCF gross Pmean. We are currently working to secure a host off-take platform & commercial agreements. We have successfully identified an alternative export option to the south and have received a commercial offer.

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US Growth Strategy Recent downturn in the energy sector provides an opportune time to grow an E&P business Strong capital position Increased number of deals in the market Initial entrance in onshore Texas to participate in several onshore prospects Lower finding cost Higher pre-drill reserve potential Lower tax rate and utilization of corporate NOLs Shorter cycle times from discovery to production that balance our portfolio Endeavour's focus Identify companies with strong reputations to build partnerships Upon the business reaching critical mass, become an operator Utilize our proven exploration principles to guide exploration activities SE NM Focus Area W TX Focus Area S TX Focus Area S LA Focus Area

US Onshore - 2009 & 2010 Drilling Plans 2009 NM Wolfcamp Play - 3 to 4 wells South TX Wilcox Play - 1 to 3 wells 2010 Pidan onshore South TX Garwood development wells Texas New Mexico Louisiana Firm Contingent Wolfcamp Horizontal Oil Play

UK North Sea - 2009 & 2010 Drilling Plans 2009 Rochelle Appraisal Cygnus Block 2 Appraisal Cygnus Block 3 Appraisal Tesla Wildcat Maureen Appraisal / Development Deacon Wildcat 2010 Platypus Cygnus Block 5 Appraisal Cygnus Block 4 Appraisal Centurion Appraisal Bacchus Appraisal / Development Rochelle Tesla Cygnus Maureen Centurion Platypus Bacchus Deacon UK portfolio expanded with lower risk appraisal projects

UK Central North Sea - Northeast Maureen Farmed into appraisal / development opportunity in 2Q09 Endeavour WI 38.5% Maureen abandoned in 1999 when oil price dropped to $10 per barrel Production was 7,000 bopd Two wells had 2,000 bopd each that could be twinned with success of Northeast Maureen Planned drilling 3Q09 to target un-swept area of Northeast Maureen field Likely off-take will be to the Varg facility in Norway UK 16/29a

UK Central North Sea - Deacon S Well defined up dip pinch out package interpreted to be J66a sands BUCHAN GLEN HORST Farmed into high-potential, medium risk prospect in 2Q09 Endeavour WI 10% Located within the Rochelle Focus Area Planned drilling late 2009

Sale of Norwegian Subsidiary - Deal at a Glance Rationale Made money for investors Adds financial flexibility and strength Gives ability to capitalize on drilling successes in United Kingdom Allows opportunity to actively pursue growth strategy of shorter-cycle, lower cost opportunities in US Deal Metrics Sale price - $150 million cash consideration Reserves sold - 6.0 MMBOE 2P or 19% of total; $25 / 2P BOE Financial Impact Net debt approximately $50 million post transaction 600% return to shareholders Investors should have confidence in us when we do M&A deals

Acquisitions Show Excellent Returns Acquisitions outperforming both production and price expectations Purchase Price Inception to Date Cash Flow through March 31, 2009 * Includes proceeds from sale of Norwegian subsidiary

2009 Guidance Full year averages Production Barrels of Oil Equivalent per Day 4,000 to 5,000% Gas 50% to 55% Differentials Oil ($/BBL) ($5.50) to ($6.50) Gas ($/MCF)($.10) to ($.20) LOE ($/BOE) $9.50 to $12.00 Annual Guidance Post Sale of Norwegian Subsidiary

Capital Structure 38.4 58.9 103.7 227.9 135.4 26.1 218.6 279.3 286.5 Structure (millions of dollars, except percents) December 31,December 31, June 30,2007 2008 2009 Cash and Deposits 38.4 $ 58.9 $ 103.7$ Senior Bank Facility 110.0 113.0 48.5 2nd Lien (Libor plus 700 basis points)75.0 - - 6% Notes, due 2012 convertible @ $5.0281.3 81.3 81.3 Total Net Debt227.9$ 135.4$ 26.1$ Smedvig Notes due 2014 convertible @ $2.36 1- 44.5 44.5 Series C Preferred Stock125.0 125.0 125.0 Common and Deferred Equity 293.6 109.8 117.0 Equity Component 218.6 $ 279.3 $ 286.5 $ Net Debt to Net Capitalization 51% 33% 8% 1 Classified as debt for GAAP purposes 2 Includes the after-tax value of derivativesCapital Capital structure quiet and improving

Results of Operations Metrics (millions)Six Months Ended June 30,Six Months Ended June 30,2009 2008 Revenues, including Realized Hedges 56$ 84$ Operating Expenses 11 17 General and Administrative 8 8 Adjusted EBITDA 29 59 Discretionary Cash Flow 42 75 Capital Expenditures 67 66 Cash flow supports strategy

Hedging Statistics 83.72 68.39 66.01 10.65 8.03 7.70 Statistics OIL NGL 2009 2010 2011 Oil Swaps (Avg $69.08/bbl)444,748 573,084 487,356 Oil Collars (Avg $100/bbl Floor, $121.88/bbl Ceiling)400,000 - - Bbl Hedged 844,748 573,084 487,356 Bbl/d Hedged2,314 1,570 1,335 Price83.72$ 68.39$ 66.01$ GAS 200920102011 Gas Swaps (Avg $9.94/mcf)1,387,014 1,031,926 626,625 Gas Collar (Avg $11.35/mcf Floor, $16.14/mcf Ceiling)1,400,000 - - Mcf Hedged 2,787,014 1,031,926 626,625 Mcf/d Hedged7,636 2,827 1,717 Price (at 1.5 USD/GBP ER) 10.65$ 8.03$ 7.70$ BOE200920102011 BOE Hedged1,309,250 745,072 591,794 Boe/d Hedged 3,587 2,041 1,621

Balanced strategy with experienced global team in place - UK North Sea and US Onshore Strong track record of successful drilling Significant growth in production by 2010/2011 from UK development projects Multiple growth channels to organically grow company Development and exploitation of existing assets - Rochelle and Cygnus are "game changers" Exploration M&A value-adding deals - sale of Norway, 6x return for investors Strong balance sheet and cash position Self-funding business model Conclusion